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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2002

IMH ASSETS CORP. (as depositor under an Indenture, dated as of February 27, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2002-1)


                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 333-69178                  33-0705301
         ----------                 ---------                  ----------
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
of Incorporation)                  File Number)             Identification No.)

1401 Dove Street
Newport Beach, California                                         92660
-------------------------                                         -----
(Address of Principal                                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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



Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

         On February 27, 2002, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-1(the "Bonds"), were issued pursuant to an indenture, dated as of February 27, 2002 (the "Agreement"), between Impac CMB Trust Series 2002-1, a Delaware business trust, as Issuer (the "Issuer"), and Bankers Trust Company of California, N.A., a national banking association, as Indenture Trustee (the "Indenture Trustee").

         On March 8, 2002, following the closing of the initial issuance of the Bonds, the Indenture Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $45,572,034 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Instrument, dated March 8, 2002, between the Company and the Indenture Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Item 5.           Other Events.
                  ------------

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate first lien and fixed-rate second lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Subsequent Transfer Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of initial Mortgage Loans having an aggregate principal balance of approximately $454,423,916 as of February 1, 2002 and (ii) the Pre-Funding Account, which contained approximately $45,576,084.

         As more fully described above, on March 8, 2002, the Company purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Account.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of February 1, 2002, with respect to the Mortgage Loans, including the Subsequent Mortgage Loans.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------
          4.2             Subsequent Transfer Instrument, dated as of March 8, 2002 between IMH
                          Assets Corp. as Company and Bankers Trust Company of California,
                          N.A., as Indenture Trustee.

          99.1            Characteristics of the Mortgage Pool as of February 1, 2002, relating to
                          IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-1.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              IMH ASSETS CORP.

                                              By: /s/ Richard J. Johnson
                                                 ----------------------------
                                              Name:   Richard J. Johnson
                                              Title:  Chief Financial Officer

Dated: March 22, 2002

                                  EXHIBIT INDEX



Exhibit Number                    Description
--------------                    -----------

4.2 Subsequent Transfer Instrument, dated March 8, 2002, between IMH Assets Corp., as company, and Bankers Trust Company of California, N.A. as indenture trustee of the IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2002-1, as purchaser.

99.1 Characteristics of the Mortgage Pool as of February 1, 2002, relating to IMH Assets Corp., Collateralized Asset-Backed, Series 2002-1.